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                                                                 EXHIBIT 10.6

                          THE UNTIED STATES OF AMERICA

                                                           No. 1783204


                           CERTIFICATE OF REGISTRATION


           This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

           And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks,

           Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

           This registration shall remain in force for TEN years unless sooner terminated as provided by law.



                                   In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this twentieth day of July 1993.


                                   ------------------------------------------
                                   Michael K. Kirk
                                   Acting Commissioner of Patents and Trademarks


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INT. CL.:5

PRIOR U.S. CLS.:  6 AND 18

                                                              REG. NO. 1,783,204

UNITED STATES PATENT AND TRADEMARK OFFICE              Registered July 20, 1993
--------------------------------------------------------------------------------


                                    TRADEMARK
                               PRINCIPAL REGISTER

                                     VIRAGEL


ROST, INCORPORATED (FLORIDA            FIRST USE 3-0-1992; IN COMMERCE 7-0-1992.
 CORPORATION)
2802 LESLIE ROAD                                SN 74-232,909, FILED 12-23-1991.
TAMPA, FL  33619
                                       ALICE SUE CARRUTHERS, EXAMINING ATTORNEY
FOR:  DISINFECTING HAND SCRUB, IN
CLASS 5 (U.S. CLS. 6 AND 18).